BlackRock Bond Fund, Inc.

BlackRock Total Return Fund

Investor A1, Investor B1, Investor C1 and Investor C2 Shares

(the “Fund”)

Supplement dated November 21, 2014 to the Summary Prospectus dated January 28, 2014

Effective immediately, BlackRock Advisors, LLC (“BlackRock”) has agreed to reduce the management fees payable by the Fund to BlackRock, the Fund’s investment manager, and has agreed contractually to cap certain expenses of Investor A1, Investor B1, Investor C1 and Investor C2 Shares of the Fund. To achieve these expense caps, BlackRock has agreed to waive or reimburse fees or expenses if the Fund’s total annual fund operating expenses, excluding certain expenses described in the Prospectus, exceed a certain limit. This contractual expense cap replaces BlackRock’s voluntary expense caps with respect to Investor A1, Investor B1, Investor C1 and Investor C2 Shares of the Fund. Accordingly, the Fund’s Summary Prospectus is amended as follows:

The fee table and example under the section of the Summary Prospectus entitled “Key Facts About BlackRock Total Return Fund — Fees and Expenses of the Fund” are deleted in their entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor A1 Shares	Investor B1 Shares	Investor C1 Shares	Investor C2 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	1.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None	1.00%[1]	1.00%[2]	1.00%[2]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[3]	Investor A1 Shares	Investor B1 Shares	Investor C1 Shares	Investor C2 Shares
Management Fee[4]	0.36%	0.36%	0.36%	0.36%
Distribution and/or Service (12b-1) Fees	0.10%	0.50%	0.80%	0.50%
Other Expenses	0.37%	0.60%	0.45%	0.50%
Interest Expense	0.21%	0.21%	0.21%	0.21%
Other	0.16%	0.39%	0.24%	0.29%
Other Expenses of the Subsidiary[5]	—	—	—	—
Total Annual Fund Operating Expenses	0.83%	1.46%	1.61%	1.36%
Fee Waivers and/or Expense Reimbursements[4]	(0.02)%	(0.21)%	(0.03)%	(0.11)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4]	0.81%	1.25%	1.58%	1.25%
[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed if shares are redeemed within one year. The CDSC for Investor B1 Shares decreases for redemptions made in subsequent years. After three years there is no CDSC on Investor B1 Shares.

[2]	There is no CDSC on Investor C1 and Investor C2 Shares after one year.

[3]	The fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of the allocated expenses of Master Total Return Portfolio (the “Master Portfolio”).

[4]	BlackRock receives a management fee from the Master Portfolio for investment advisory and certain administrative services at the annual rate of 0.07% of the Master Portfolio’s average daily net assets, a portion of which is paid indirectly by the Fund, and receives a management fee from the Fund for investment advisory and certain administrative services at the annual rate of 0.29% of the Fund’s average daily net assets for an overall management fee rate paid by the Fund of 0.36%. In addition, as described in the “Management of the Fund” section of the Fund’s prospectus on page 35, BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.60% (for Investor A1 Shares), 1.04% (for Investor B1 Shares), 1.37% (for Investor C1 Shares) and 1.04% (for Investor C2 Shares) of average daily net assets until January 31, 2017. These contractual agreements may be terminated upon 90 days’ notice by a majority of the independent directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

[5]	Other expenses of the BlackRock Cayman Master Total Return Portfolio I, Ltd. (the “Subsidiary”) were less than 0.01% for the Fund’s last fiscal year.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A1 Shares	$182	$358	$552	$1,111
Investor B1 Shares	$227	$444	$756	$1,709
Investor C1 Shares	$261	$502	$870	$1,906
Investor C2 Shares	$227	$409	$723	$1,615

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor B1 Shares	$127	$419	$756	$1,709
Investor C1 Shares	$161	$502	$870	$1,906
Investor C2 Shares	$127	$409	$723	$1,615

Shareholders should retain this Supplement for future reference.

SPRO-TR-PRI-1114SUP